EXHIBIT 99.4

SERIES 2000-1G MEDALLION TRUST QUARTERLY SERVICERS CERTIFICATE

QUARTERLY SUMMARY DISTRIBUTION DETAILS

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REPORTING DATES

Closing Date                                                                                 27-Mar-00
Determination Date                                                                           01-Apr-03
Notice Date                                                                                  11-Apr-03
Distribution Date                                                                            14-Apr-03
Start Accrual Period                                                                         13-Jan-03
End Accrual Period                                                                           14-Apr-03
No. Of Days in Accrual Period                                                                       91
Start Collection Period                                                                      01-Jan-03
End Collection Period                                                                        31-Mar-03
No. Of Days in Collection Period                                                                    90
Distribution Month                                                                      Yes
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SECURITIES ON ISSUE                                 NO. OF      INITIAL INVESTED  INITIAL INVESTED
                                                 CERTIFICATES     AMOUNT (US$)        AMOUNT (A$)
                                                 ------------   ----------------  ----------------

Class A-1 Notes                                        9,550    955,000,000.00        1,577,208,918
Class A-2 Notes                                        1,500              --            150,000,000
Class B Notes                                            150              --             15,000,000
Redraw Bond - series 1                                    --              --                     --
Redraw Bond - series 2                                    --              --                     --

US$/A$ exchange rate at issue                         0.6055
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INTEREST RATE FOR ACCRUAL PERIOD                             BANK         INTEREST    INTEREST
                                                           BILL RATE        MARGIN       RATE
                                                           ----------     --------    --------

Class A-1 Notes (payable to Currency Swap Provider)          4.8133%       0.3819%     5.19521%
Class A-2 Notes                                              4.8133%       0.3900%      5.2033%
Class B Notes                                                4.8133%       0.7000%      5.5133%
Redraw Bond - series 1                                       0.0000%           --       0.0000%
Redraw Bond - series 2                                       0.0000%           --       0.0000%

BBSW Interest & Unpaid Interest Rate for Accrual Period      4.8133%
Facilities BBSW                                              4.8133%
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DISTRIBUTIONS PAYABLE ON DISTRIBUTION DATE                          PER CERT.               AGGREGATE
                                                                    ---------               ---------

Total Interest Amount:
   Class A-1 Notes                                                     919.63             8,782,514.25
   Class A-2 Notes                                                     557.70               836,550.00
   Class B Notes                                                     1,300.80               195,120.00
   Redraw Bond - series 1                                                 --                       --
   Redraw Bond - series 2                                                 --                       --
Principal:
   Class A-1 Notes                                                   5,773.51            55,137,015.69
   Class A-2 Notes                                                   3,495.60             5,243,400.00
   Class B Notes                                                       589.05                88,357.50
   Redraw Bond - series 1                                                 --                       --
   Redraw Bond - series 2                                                 --                       --
Total:
   Class A-1 Notes                                                   6,693.14            63,919,529.94
   Class A-2 Notes                                                   4,053.30             6,079,950.00
   Class B Notes                                                     1,889.85               283,477.50
   Redraw Bond - series 1                                                 --                       --
   Redraw Bond - series 2                                                 --                       --
   Total                                                            12,636.29            70,282,957.44
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POOL FACTORS                                                        LAST             CURRENT
                                                                DISTRIBUTION       DISTRIBUTION
                                                                    DATE               DATE
                                                                ------------       ------------

   Class A-1 Notes                                                 0.42991150       0.39495290
   Class A-2 Notes                                                 0.42990910       0.39495310
   Class B Notes                                                   0.94635350       0.94046300
   Redraw Bond - series 1                                                --               --
   Redraw Bond - series 2                                                --               --
-------------------------------------------------------------------------------------------------------

QUARTERLY CASHFLOW WORKING SHEET
                                                                Per Certificate            Aggregate
                                                                      $                        $
                                                                ---------------          -------------
  Finance Charge Collections                                                             11,999,082.68
  Finance Charge Collections - Repurchases                                                         --
  Finance Charge Damages                                                                           --
  Income due to Seller                                                                             --
  Other Income                                                                              689,808.01
Preliminary Income Amount                                                                12,688,890.69

  Taxes                                                                                         200.00
  Trustee Fee                                                                                46,694.89
  Security Trustee Fee                                                                             --
  Manager Fee                                                                                56,599.87
  Servicing Fee                                                                             471,665.55
  Liquidity Commitment Fee                                                                   11,967.12
  Redraw Commitment Fee                                                                       6,232.88
  Support Facility Payments                                                               1,041,660.12
  Support Facility Receipts                                                                        --
  Expenses                                                                                   24,894.30
  Previous Unpaid Facility Int Chg  - Liquidity                                                    --
  Liquidity Interest Charge + Previous Unpaid                                                      --
  Previous Unpaid Facility Int Chg  - Redraw Facility                                              --
  Redraw Interest Charge + Previous Unpaid                                                         --
  Repayment of Liquidity Facility                                                                  --
  Total Interest Amount - Class A-1 Notes                                                 8,782,514.25
                        - Class A-2 Notes                                                   836,550.00
                        - Class B Notes                                                     195,120.00
                        - Redraw Bonds - series 1                                                  --
                        - Redraw Bonds - series 2                                                  --
REQUIRED INCOME AMOUNT                                                                    11,474,098.98

Income Shortfall                                                                                   --
Liquidity Facility Draw                                                                            --

Principal Chargeoff Unreimbursement                                                                --
Principal Chargeoff                                                                                --
Total Principal Chargeoff Reimbursement Due                                                        --

PAYMENT ALLOCATION CASCADE

  Preliminary Income Amount                                                               12,688,890.69
  Liquidity Facility Draw                                                                          --
Available Income Amount                                                                   12,688,890.69

                                                                                             QUARTER
                                                                                             TO DATE
                                                                                           ALLOCATION/
                                                                DUE          AVAILABLE     DISTRIBUTION
                                                           -------------    -------------  ------------
  Taxes                                                           200.00    12,688,890.69        200.00
  Trustee Fee                                                  46,694.89    12,688,690.69     46,694.89
  Security Trustee Fee                                               --     12,641,995.80           --
  Manager Fee                                                  56,599.87    12,641,995.80     56,599.87
  Servicing Fee                                               471,665.55    12,585,395.93    471,665.55
  Liquidity Commitment Fee                                     11,967.12    12,113,730.38     11,967.12
  Redraw Commitment Fee                                         6,232.88    12,101,763.26      6,232.88
  Support Facility Payments                                 1,041,660.12    12,095,530.38  1,041,660.12
  Support Facility Receipts                                          --     11,053,870.26           --
  Expenses                                                     24,894.30    11,053,870.26     24,894.30
  Liquidity Interest Charge                                          --     11,028,975.96           --
  Repayment of Liquidity Facility                                    --     11,028,975.96           --
-----------------------------------------------------|
  Interest Amount Payable - Redraw Facility          |               --     11,028,975.96           --
                          - Class A-1 Notes          |      8,782,514.25    11,028,975.96  8,782,514.25
                          - Class A-2 Notes          |        836,550.00     2,246,461.71    836,550.00
                          - Redraw Bonds - series 1  |               --      1,409,911.71           --
                          - Redraw Bonds - series 2  |               --      1,409,911.71           --
------------------------------------------------------
                          - Class B Notes                     195,120.00     1,409,911.71    195,120.00
Total Principal Chargeoff Reimbursement                              --      1,214,791.71           --
Excess Distribution                                                                        1,214,791.71


Unpaid Facility Int Chg  - Liquidity                                                                --
                         - Redraw                                                                   --
Unpaid Security Interest Amount  - Class A-1 Notes                                                  --
                                 - Class A-2 Notes                                                  --
                                 - Class B Notes                                                    --
                                 - Redraw Bonds - series 1                                          --
                                 - Redraw Bonds - series 2                                          --


                                                                Per Certificate            Aggregate
                                                                      $                        $
                                                                ---------------          --------------

FACILITIES OUTSTANDING

Liquidity Commitment Facility Limit                                                       48,000,000.00
Beginning Liquidity Commitment Facility                                                   48,000,000.00
Previous Liquidity Facility Draw                                                                    --
Repayment of Liquidity Facility                                                                     --
Liquidity Facility Draw                                                                             --
Ending Liquidity Commitment Facility                                                      48,000,000.00

Redraw Commitment Facility Limit                                                          50,000,000.00
Beginning Redraw Commitment Facility                                                      50,000,000.00
Previous Redraw Facility Draw                                                                      --
Previous Redraw Facility Draw - Chargeoffs                                                         --
Repayment of Redraw Facility                                                                       --
Repayment of Unreimbursed Chargeoffs                                                               --
Redraw Facility Draw - Unreimbursed Chargeoffs                                                     --
Redraw Facility Available to Draw                                                         50,000,000.00
Redraw Facility Draw                                                                               --
Ending Redraw  Commitment Facility                                                        50,000,000.00



                                  Page 3 of 7


INTEREST AND PRINCIPAL DISTRIBUTION WORKSHEET

                                                                                Per Certificate            Aggregate
                                                                                      $                        $
                                                                                ---------------          -------------
INTEREST AMOUNT
---------------
CLASS A-1 NOTES
Unpaid Security Interest Amount (after last Distribution Date)                                                     --
Interest on  Unpaid Security Interest Amount                                                --                     --
Security  Interest Amount                                                                919.63           8,782,514.25
Total Interest Amount                                                                                     8,782,514.25

Unpaid Security Interest Amount (after last Distribution Date)                                                     --
Interest on  Unpaid Security Interest Amount                                                                       --
Security  Interest Amount                                                                                 8,782,514.25
Interest Amount Payable                                                                  919.63           8,782,514.25
Unpaid Security Interest Amount                                                                                    --

CLASS A-2 NOTES
Unpaid Security Interest Amount (after last Distribution Date)                                                     --
Interest on  Unpaid Security Interest Amount                                                --                     --
Security  Interest Amount                                                                557.70             836,550.00
Total Interest Amount                                                                                       836,550.00

Unpaid Security Interest Amount (after last Distribution Date)                                                     --
Interest on  Unpaid Security Interest Amount                                                                       --
Security  Interest Amount                                                                                   836,550.00
Interest Amount Payable                                                                  557.70             836,550.00
Unpaid Security Interest Amount                                                                                    --

CLASS B NOTES
Unpaid Security Interest Amount (after last Distribution Date)                                                     --
Interest on  Unpaid Security Interest Amount                                                --                     --
Security  Interest Amount                                                              1,300.80             195,120.00
Total Interest Amount                                                                                       195,120.00

Unpaid Security Interest Amount (after last Distribution Date)                                                     --
Interest on  Unpaid Security Interest Amount                                                                       --
Security  Interest Amount                                                                                   195,120.00
Interest Amount Payable                                                                1,300.80             195,120.00
Unpaid Security Interest Amount                                                                                   --

REDRAW BONDS - SERIES 1
Unpaid Security Interest Amount (after last Distribution Date)                                                    --
Interest on  Unpaid Security Interest Amount                                                --                    --
Security  Interest Amount                                                                   --                    --
Total Interest Amount                                                                                             --

Unpaid Security Interest Amount (after last Distribution Date)                                                    --
Interest on  Unpaid Security Interest Amount                                                                      --
Security  Interest Amount                                                                                         --
Interest Amount Payable                                                                     --                    --
Unpaid Security Interest Amount                                                                                   --

REDRAW BONDS - SERIES 2
Unpaid Security Interest Amount (after last Distribution Date)                                                    --
Interest on  Unpaid Security Interest Amount                                                --                    --
Security  Interest Amount                                                                   --                    --
Total Interest Amount                                                                                             --

Unpaid Security Interest Amount (after last Distribution Date)                                                    --
Interest on  Unpaid Security Interest Amount                                                                      --
Security  Interest Amount                                                                                         --
Interest Amount Payable                                                                     --                    --
Unpaid Security Interest Amount                                                                                   --


                                  Page 4 of 7

                                                                                Per Certificate            Aggregate
                                                                                      $                        $
                                                                                ---------------         --------------
PRINCIPAL AMOUNT
Principal Collections                                                                                    72,189,967.96
Principal Collections - Repurchases                                                                               --
  less Repayment Of Redraw Facility                                                                               --
  less Total Customer Redraw                                                                            (11,728,764.50)
  plus Redraw Facility Draw                                                                                       --
  plus Redraw Bonds Issue this month                                                                              --
  Aggregate Principal Damages from Seller & Servicer                                                              --
  Principal Chargeoff Reimbursement - Class B Notes                                                               --
                                    - Class A-1 Notes                                                             --
                                    - Class A-2 Notes                                                             --
                                    - Redraw Bonds - Series 1                                                     --
                                    - Redraw Bonds - Series 2                                                     --
                                    - Redraw Facility                                                             --
  Principal rounding b/f                                                                                      3,785.37

  Scheduled Principal Amount                                                       4,484,422.30
  Unscheduled Principal Amount Partial less redraws                               36,342,239.79
  Unscheduled Principal Amount - Partial Prepayment                               48,071,004.29
  Unscheduled Principal Amount - Full Prepayment                                  19,634,541.37
  Unscheduled Principal Amount - less redraws + C/O Reim                          55,976,781.16


Total Available Principal Amount for Redraw Bonds                                                        60,464,988.83

Principal Distribution - Redraw Bonds - Series 1                                           --                     --
Principal Distribution - Redraw Bonds - Series 2                                           --                     --

 Principal rounding b/f                                                                                       3,785.37
Total Unscheduled Principal Amount                                                                       55,976,781.16
Total Scheduled Principal Amount                                                                          4,484,422.30
Total Available Principal Amount for Notes                                                               60,464,988.83

PRINCIPAL ALLOCATION
Class A Percentage via Stepdown                                                                                   100%
Class A Available Principal Payment
        Class A-1 Principal Payment                                                    5,773.51          55,137,015.69
        Class A-2 Principal Payment                                                    3,495.60           5,243,400.00
Class B Principal Payment                                                                589.05              88,357.50

Principal rounding c/f                                                                                       (3,784.36)

Outstanding Principal - beginning period                                                                756,738,134.00
less Principal Repayment                                                                                (72,189,967.96)
plus Total Customer Redraw                                                                               11,728,764.50
less Principal Losses                                                                                              --
Outstanding Principal - Closing period                                                                  696,276,930.54



                                  Page 5 of 7


                                                                                Per Certificate            Aggregate
                                                                                      $                        $
                                                                                ---------------          -------------
PRINCIPAL LOSSES
Principal Losses                                                                                                   --
  Principal Draw Amount - Pool Mortgage Insurance Policy                                                           --
  Principal Draw Amount - Individual Mortgage Insurance Policy                                                     --
Net Principal Losses                                                                                               --
Principal Chargeoff - Class B Notes                                                                                --
                    - Class A-1 Notes                                                                              --
                    - Class A-2 Notes                                                                              --
                    - Redraw Bonds Series 1                                                                        --
                    - Redraw Bonds Series 2                                                                        --
                    - Redraw Facility                                                                              --

CLASS A-1 NOTES
Beginning Unreimbursed Principal Chargeoffs                                                                        --
Principal Chargeoff                                                                                                --
Principal Chargeoff Reimbursement                                                                                  --
Ending Unreimbursed Principal Chargeoffs                                                                           --

CLASS A-2 NOTES
Beginning Unreimbursed Principal Chargeoffs                                                                        --
Principal Chargeoff                                                                                                --
Principal Chargeoff Reimbursement                                                                                  --
Ending Unreimbursed Principal Chargeoffs                                                                           --

CLASS B NOTES
Beginning Unreimbursed Principal Chargeoffs                                                                        --
Principal Chargeoff                                                                                                --
Principal Chargeoff Reimbursement                                                                                  --
Ending Unreimbursed Principal Chargeoffs                                                                           --

REDRAW BONDS - SERIES 1
Beginning Unreimbursed Principal Chargeoffs                                                                        --
Principal Chargeoff                                                                                                --
Principal Chargeoff Reimbursement                                                                                  --
Ending Unreimbursed Principal Chargeoffs                                                                           --

REDRAW BONDS - SERIES 2
Beginning Unreimbursed Principal Chargeoffs                                                                        --
Principal Chargeoff                                                                                                --
Principal Chargeoff Reimbursement                                                                                  --
Ending Unreimbursed Principal Chargeoffs                                                                           --

REDRAW FACILITY
Beginning Unreimbursed Principal Chargeoffs                                                                        --
Principal Chargeoff                                                                                                --
Principal Chargeoff Reimbursement                                                                                  --
Ending Unreimbursed Principal Chargeoffs                                                                           --


INVESTORS BALANCE OUTSTANDING WORKSHEET
---------------------------------------
                                                                  Aggregate          Aggregate
                                                                     US$                 A$
                                                                --------------    ----------------


CLASS A-1 NOTES
Initial Invested Amount                                         955,000,000.00    1,577,208,918.25
  previous Principal Distribution                               544,398,609.50      899,089,363.33
  Principal Distribution for current period                      33,385,463.00       55,137,015.69
Total Principal Distribution to date                            577,784,072.50      954,226,379.02
Beginning Invested Amount                                       410,565,482.50      678,060,251.86
Ending Invested Amount                                          377,180,019.50      622,923,236.17
Unreimbursed Principal Chargeoffs                                          --                  --
Beginning Stated Amount                                         410,565,482.50      678,060,251.86
Ending Stated Amount                                            377,180,019.50      622,923,236.17

CLASS A-2 NOTES
Initial Invested Amount                                                             150,000,000.00
  previous Principal Distribution                                                    85,507,995.00
  Principal Distribution for current period                                           5,243,400.00
Total Principal Distribution to date                                                 90,751,395.00
Beginning Invested Amount                                                            64,486,365.00
Ending Invested Amount                                                               59,242,965.00
Unreimbursed Principal Chargeoffs                                                              --
Beginning Stated Amount                                                              64,486,365.00
Ending Stated Amount                                                                 59,242,965.00

CLASS B NOTES
Initial Invested Amount                                                              15,000,000.00
  previous Principal Distribution                                                       804,640.50
  Principal Distribution for current period                                              88,357.50
Total Principal Distribution to date                                                    892,998.00
Beginning Invested Amount                                                            14,195,302.50
Ending Invested Amount                                                               14,106,945.00
Unreimbursed Principal Chargeoffs                                                              --
Beginning Stated Amount                                                              14,195,302.50
Ending Stated Amount                                                                 14,106,945.00

REDRAW BONDS - SERIES 1
Previous Initial Invested Amount                                                              --
Initial Invested Amount                                                                       --
  Principal Distribution (after last Distribution Date)                                       --
  Principal Distribution for current period                                                   --
Total Principal Distribution to date                                                          --
Beginning Invested Amount                                                                     --
Ending Invested Amount                                                                        --
Unreimbursed Principal Chargeoffs                                                             --
Beginning Stated Amount                                                                       --
Ending Stated Amount                                                                          --

REDRAW BONDS - SERIES 2
Previous Initial Invested Amount                                                              --
Initial Invested Amount                                                                       --
  Principal Distribution (after last Distribution Date)                                       --
  Principal Distribution for current period                                                   --
Total Principal Distribution to date                                                          --
Beginning Invested Amount                                                                     --
Ending Invested Amount                                                                        --
Unreimbursed Principal Chargeoffs                                                             --
Beginning Stated Amount                                                                       --
Ending Stated Amount                                                                          --

                    FORM 8-K REQUIRED COLLATERAL INFORMATION

                         SERIES 2000-1G MEDALLION TRUST


      Series 2000-1G Medallion Trust Data as at opening of business on the preceding determination date of April 1, 2003




OUTSTANDING MORTGAGE BALANCE (AUD)
--------------------------------------------------------------------------------

                                               AMOUNT                      WAC
                                            ------------                 ------

    - Variable Rate Housing Loans           $549,425,371                 6.37%
    - Fixed 1 Year                          $101,762,321                 6.73%
    - Fixed 2 Year                           $30,644,322                 6.69%
    - Fixed 3 Year                            $9,842,149                 6.68%
    - Fixed 4 Year                            $5,062,163                 6.86%
    - Fixed 5 Year                            $1,562,424                 6.59%
-------------------------------------------------------------------------------
    TOTAL POOL                              $698,298,750                 6.45%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
DELINQUENCY INFORMATION
                                                       AUD AMOUNT OF
                           NO. OF LOANS    %OF POOL            LOANS  % OF POOL
                           ------------    --------    -------------  ---------

    31-60 days                       37       0.45%    $3,474,411.65    0.26%
    61-90 days                       15       0.18%    $1,621,305.02    0.12%
    90+ days                         19       0.23%    $1,852,845.98    0.14%

MORTGAGEE IN POSSESSION
--------------------------------------------------------------------------------